EXHIBIT 23

           INDEPENDENT AUDITORS' CONSENT


We consent to the incorporation by reference in Registration Statement No. 33-42992, 33-49160, 33-
86728, 33-86732, 333-14211 and 333-37263 of Techne
Corporation on Form S-8, of our report dated August 19, 1998, included in this Annual Report on Form 10-K of Techne Corporation for the year ended June 30, 1998.


DELOITTE & TOUCHE LLP

Minneapolis, Minnesota
September 9, 1998